AZZ Inc. Investor Presentation NYSE:AZZ UBS Global Industrials and Transportation Conference June 9, 2021

INVESTOR PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR PRESENTATION 3 Vision and Values GUIDING VALUES ■ We Value Our Dedicated Employees and their communities by fully training and equipping them, and providing a safe environment to grow ■ We Value Our Customers by reliably providing high- quality products and services with outstanding customer service ■ We Value Our Shareholders by striving to consistently provide solid returns Environmental, Social and Governance “ESG”  Formed Sustainability Council with Board oversight  Integrating Sustainability into our operations and Company culture  Continued Commitment to Employee Safety, Development and Diversity  Experienced Board from a range of relevant backgrounds

INVESTOR PRESENTATION 4 Strategic and Financial Initiatives to Enhance Shareholder Value Metal Coatings ■ #1 in hot-dip galvanizing ■ Strategic plant network with superior service ■ Highly attractive margins and returns ■ Pipeline of synergistic Metal Coatings acquisitions in North America ■ Resilient performance through COVID-19 uncertainty Infrastructure Solutions Capital Allocation ■ More severely impacted by COVID-19 ■ Drive cost and margin improvement ■ Exit of low performing and low value creation businesses underway ■ Maintaining competitive position to maximize value in post COVID-19 recovery ■ Evaluating opportunities to accelerate becoming a focused Coatings company ■ Deploy balance sheet targeting a net leverage ratio of 2.5x ■ Board authorized $100M share repurchase program – 1.2 million shares - $48.3 million purchased FY21 ■ Continued prioritization of coatings acquisitions ■ Grow dividend over time ■ Subject to macro environment Focus on Driving Profitable Growth Conducting Comprehensive Review Increased Returns to Shareholders ■ Appointed CFO with deep accounting, controls and compliance experience ■ Appointed SVP of Investor Relations to enhance investor communication ■ Filled Segment Chief Operating Officer roles with internal promotions in FY2021 Strengthened Management Team

INVESTOR PRESENTATION $59 $77 $96 $84 FY18 FY19 FY20 FY21 $745 $856 $987 $819 FY18 FY19 FY20 FY21 5 56% 44% AZZ at a Glance (NYSE: AZZ) Headquarters Facilities Total Employees Note: Financials pro forma for divestitures of Galvabar, NLI and SMS and one-time expenses. See appendix for reconciliation to reported GAAP financials Pro Forma FY21 Sales ~3,900 $84 million By Pro Forma Sales ($ in millions) $819 million Pro Forma FY21 Adj. Operating Income >60 Ft. Worth, Texas Pro Forma Sales Contribution By Pro Forma Operating Income PF Adj. Operating Income Contribution Infrastructure SolutionsMetal Coatings Note: totals include corporate expenses ($ in millions) 86% 14%

AZZ
INVESTOR PRESENTATION

Our Current Portfolio

Metal Coatings
(PF FY21 Sales: $457 million)

#1 in Hot-Dip Galvanizing of Fabricated Steel

Galvanizing




- Protects, extends and enhances critical infrastructure

Surface Technologies




- Powder coatings
- Plating
- Anodizing

- Corrosion + cosmetic benefits
- Highly automated

Infrastructure Solutions
(PF FY21 Sales: $362 million)

Diverse portfolio of Electrical and Industrial businesses

Electrical Products


Enclosure Systems


Switchgear


High Voltage Bus


Medium Voltage Bus


Tubular Products


Lighting Systems

Industrial Solutions




- Specialty weld overlay services for critical component maintenance & repair

Note: Financials pro forma for divestitures of Galvabar, NLI and SMS. See appendix for reconciliation to reported GAAP financials

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AZZ INVESTOR PRESENTATION

Our Leading Metal Coatings Business

Key Facts

Pro Forma FY21 Sales	**$457 million**
Pro Forma FY21 Adj. Operating Income	**$108 million**
(% Margin)	***23.5%***
Facilities	**45**

Service Offerings


Hot-Dip Galvanizing


Surface Technologies

Includes powder coating, anodizing and plating

Business Highlights

- Highly attractive margins and returns
- Unmatched protection and corrosion resistance for prefabricated steel
- Strategic footprint offers significant advantage
- Essential service to critical infrastructure

- Highly fragmented landscape with diverse end markets
- Addresses cosmetic as well as corrosion needs for metal coatings and finishing
- Significant runway for profitable expansion

End Markets Served


Industrial: 26%


Construction: 25%


OEM: 15%


Utility: 16%


Petrochem: 4%


Other: 14%

Note: Financials pro forma for divestiture of Galvabar. See appendix for reconciliation to reported GAAP financials

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INVESTOR PRESENTATION 8 North America’s Largest Hot-Dip Galvanizer ■ Expansive footprint with 39 galvanizing locations throughout the U.S. and Canada ► Proximity to customers offers competitive advantage ► Strong back-office and logistics network drive sales and operational efficiencies ► Facilities differentiated on services and quality ■ Compelling platform poised for growth ► Geographic expansion ► Adjacency opportunities in corrosion protection ► Digital Galvanizing System driving greater operational efficiency, productivity and customer service # 1 Hot-Dip Galvanizing Market Position in North America

AZZ INVESTOR PRESENTATION

We Expect to Continue our Outperformance in Metal Coatings

Historical Growth Trajectory

($ in millions)


'17A - '21A CAGR: 5.0%
$375
$389
$440
$496
$457
21.4%
22.1%
19.6%
22.3%
23.5%
FY17
FY18
FY19
FY20
FY21
Pro Forma Sales
Adj. Operating Income Margin

Growth Drivers

- Digital Galvanizing System
- Reconfigured salesforce
- 8 bolt-on acquisitions since 2017
- Expand Spin Galvanizing
- Focused growth on other coatings applications

Near Term Priorities

- Maintain strong performance despite COVID challenges
- Target GDP+ growth driven by value-added services and M&A
- Continue to target 21 – 23% operating margins for the segment

Note: Financials pro forma for divestiture of Galvabar. See appendix for reconciliation to reported GAAP financials

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AZZ
INVESTOR PRESENTATION

Considerations for Maximizing Value of Infrastructure Solutions

Portfolio Analysis

- Group of legacy businesses with minimal overlap or synergies
- Businesses that do not currently meet margin / return criteria
- Actively pruning portfolio – divested NLI and SMS
- End-markets more severely impacted by COVID-19
- Maintain operating focus and cash conservation in current environment

Segment Overview

Electrical Products





PF Sales	$244 million
PF Adj. Operating margin	Mid single digit
End-markets	~57% T&D ~15% Industrial ~28% Power
Geography mix	~89% North America ~11% Other

Industrial Solutions





PF Sales	$119 million
PF Adj. Operating margin	Low single digit
End-markets	~60% Refining ~40% Other
Geography mix	~72% North America ~28% Other

Note: Represents Fiscal Year 2020 financials pro forma for divestitures of NLI and SMS and one-time expenses. See appendix for reconciliation to reported GAAP financials

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AZZ
INVESTOR PRESENTATION

Infrastructure Solutions is a Portfolio of Diverse Businesses

			% Segment[1]	# of Locations	
Electrical Products	Enclosures		24%	3	▪ Manufacturer of custom modular enclosures ("e-houses"), as well as relay panels ▪ Integration of customer furnished equipment
Electrical Products	Switchgear		22%	2	▪ Leading independent provider of 38kV switchgear ▪ Padmount and Arc-Resistant Switchgear
Electrical Products	Bus Duct	High Voltage	13%	2	▪ Global leader in high-voltage SF_6 gas insulated bus products ▪ Voltage ranges from 115kV to 1,200kV
Electrical Products	Bus Duct	Medium Voltage	4%	1	▪ Innovative medium voltage bus duct products ▪ Product line includes isolated phase duct, segregated and non-segregated phase duct
Electrical Products	Tubular and Lighting		4%	2	▪ Harsh and Hazardous Duty Lighting manufacturer with 75 year history ▪ Full length tubing as well as pup-joints
Industrial Solutions	Specialty Weld Overlay		33%	5	▪ Industry leading life extension and repair processes to address low cycle fatigue failure in coke drums and reactors ▪ World's largest installed base for the mitigation of fireside corrosion ▪ Turnaround driven business


Control Centers

Power Distr. Centers

Data Centers

Emergency Mobile Substations

Mining

Medium Voltage

SF_6 Gas Insulated Lines

Cooling Units

High-Current Contact

Isolated Bus Duct System

Segregated Bus Duct Systems

Non-Segregated. Bus Duct Systems

Oil Field Lighting

Marine Lighting

Full-Length Tubing

Water-wall Service

Heater / Furnace Service

Boiler Services

Vessel Service

Pipe & Piping Service

Coke Drum Repair

1. Proportion of Fiscal Year 2020 segment sales of $491mm pro forma for divestitures of NLI and SMS. See appendix for reconciliation to reported GAAP financials

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AZZ
INVESTOR PRESENTATION

Infrastructure Solutions Segment: Market and Trends

		COVID Impact	Outlook	Business Dynamics
Electrical Products	Enclosures	Yellow	Green	E-housing growth driven by transmission & distribution (T&D) spending, modular datacenters, energy storage and renewables
Electrical Products	Switchgear	Yellow	Green	Primarily driven by housing starts, population growth, and renewable mandates driving expansion of T&D grid
Electrical Products	Bus Duct: High Voltage / Medium Voltage	Red	Yellow	Growth tied to T&D spending, utilities and Industrial end-markets Opportunistic large project growth
Electrical Products	Tubular and Lighting	Red	Yellow	Primarily exposed to upstream O&G exploration and conversion to LED (~90% of AZZ lighting)
Industrial Solutions	Specialty Weld Overlay	Red	Light green	~$1 billion+ market (~60% exposure to refining) Refining turnaround activity improving globally, despite COVID-19

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INVESTOR PRESENTATION 13 Targeting Increased Capital Return to Shareholders ■ Deploy balance sheet to target a net leverage ratio of 2.5x ■ Board authorized $100M share repurchase program ■ Continued prioritization of coatings acquisitions ■ Subject to macro environment Capital Expenditures Acquisitions Share Repurchases Dividends ■ New coatings business and product lines ■ Systems and technology ■ Safety, Health and Environmental ■ North American coatings focus ■ Strategic fit ■ Accretive within the first year ■ Over 1.2 million outstanding shares repurchased in Fiscal Year 2021 ($48.3 million) ■ Grow dividend over time G ro w th S ha re ho ld er R et ur n

Q&A

Appendix and Additional Information

AZZ
INVESTOR PRESENTATION

Reconciliation of Segment Financials

Fiscal Year 2017 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	**863.5**	**(99.9)**		**763.6**
Metal Coatings	375.5	(0.2)	(1)	375.4
Infrastructure Solutions	488.0	(99.7)	(2)	388.3
Operating Profit	**98.9**	**(8.7)**		**90.2**
Metal Coatings	79.0	1.1	(1)	80.2
Infrastructure Solutions	52.6	(9.8)	(2)	42.7
Corporate Expenses	(32.7)	-		(32.7)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively)

Fiscal Year 2018 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	**810.4**	**(65.9)**		**744.5**
Metal Coatings	389.4	(0.1)	(1)	389.3
Infrastructure Solutions	421.0	(65.9)	(2)	355.2
Operating Profit	**48.2**	**10.3**		**58.5**
Metal Coatings	84.3	1.7	(1)	86.1
Infrastructure Solutions	(1.8)	8.5	(3)	6.8
Corporate Expenses	(34.3)	-		(34.3)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) and a $3.8M one-time adjustment in the electrical business

(3) – Reflects ($5.4M) impact of NLI and SMS divestitures and add back of $5.3M non-recurring expenses in electrical business and $8.6M in industrial business

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INVESTOR PRESENTATION 17 Reconciliation of Segment Financials (Cont’d) Fiscal Year 2019 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 927.1 (71.3) 855.8 Metal Coatings 440.3 (0.7) (1) 439.5 Infrastructure Solutions 486.8 (70.6) (2) 416.2 Operating Profit 77.0 0.5 77.4 Metal Coatings 83.6 2.4 (1) 86.0 Infrastructure Solutions 31.3 (1.9) (2) 29.4 Corporate Expenses (38.0) - (38.0) Fiscal Year 2020 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 1,061.8 (74.9) 986.9 Metal Coatings 499.0 (2.8) (1) 496.1 Infrastructure Solutions 562.8 (72.1) (2) 490.7 Operating Profit 79.3 16.4 95.8 Metal Coatings 107.9 2.7 (1) 110.6 Infrastructure Solutions 32.8 (4.9) (2) 28.0 Corporate Expenses (42.8) - (42.8) Loss of Disposal of Business (18.6) 18.6 (3) - (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) (3) – Reflects add back related to loss on sale of NLI

INVESTOR PRESENTATION 18 Reconciliation of Segment Financials (Cont’d) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in Jul. 2020) and related restructuring and impairment charges (2) – Reflects impact of NLI and SMS divestitures (closed in Feb. 2020 and Oct. 2020, respectively) and related restructuring and impairment charges Fiscal Year 2021 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 838.9 (19.8) 819.1 Metal Coatings 457.8 (0.9) (1) 456.9 Infrastructure Solutions 381.1 (18.9) (2) 362.2 Operating Profit 61.6 22.5 84.1 Metal Coatings 95.9 11.6 (1) 107.5 Infrastructure Solutions 6.5 10.9 (2) 17.4 Corporate Expenses (40.8) - (40.8)

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